AMERICAN DG ENERGY

American DG Energy Inc.
45 First Avenue, Waltham, MA 02451
t: +1 781.522.6000 f: +1 781.522.6050
info@americandg .com www.americandg.com

FOR IMMEDIATE RELEASE

Investor Contact:
John Hatsopoulos
American DG Energy Inc.
781.622.1120
john.hatsopoulos@americandg.com

Media Contact:
Christine Cobuzzi
American DG Energy Inc.
781.522.6014
christine.cobuzzi@americandg.com

American DG Energy Reports Second Quarter 2015 Financial Performance

Company achieves positive Non-GAAP Cash Flow from Operations and Collection of UK Energy Tax Incentives for the Quarter and Gross Margin without Depreciation improves to 34.5% compared to 28.3% for the same period in 2014

WALTHAM, Mass. – August 12, 2015 - American DG Energy Inc. (NYSE MKT: ADGE), On-Site Utility™, offering clean electricity, heat, hot water and cooling solutions to hospitality, healthcare, housing and fitness facilities, reported total revenues of $2,087,127 in the second quarter of 2015, compared to $2,071,222 for the same period in 2014. Loss per share (EPS) was $0.02 in the second quarter of 2015, compared with a loss per share of $0.03 for the same period in 2014. Reflecting the Company's ongoing efforts to optimize its On-Site Utility™ production, Gross Margin without depreciation improved in the second quarter of 2015 to 34.5% from 28.3% in the same period a year ago.

Major Highlights:

Financial

- Consolidated EBITDA cash inflows, including cash received from tax incentives, improved reaching $362,874 in the second quarter of 2015, versus outflows of $550,005 in the second quarter of 2014.
- Excluding tax incentives, EBITDA cash outflows improved significantly and were $305,985 for the quarter versus $550,005 in the second quarter of 2014.
- As a result of our On-Site Utility™ productivity efforts and profitable consulting projects, American DG Energy's business in North America, produced a margin before depreciation of 38.1% in the second quarter of 2015 versus 29.8% in the year ago period.

Operations

- We currently operate 119 energy systems and our current backlog consists of 20 energy systems.
- Second quarter revenue was attributable to the following core markets:

Hospitality	28%
Fitness	23%
Housing	19%
Education	13%
Healthcare	13%
Other	4%
TOTAL	100%

- During Q2 2015 we reached agreements for:
  - A 200 kW CHP system with BH Live for The Littledown Centre, Bournemouth UK.
  - A 100 kW CHP system with Stevenage Leisure for the new Flitwick Leisure Centre, Flitwick UK.
  - The installation and maintenance of two Ilios 600,000 Btu per hour heat pump systems in Oahu, Hawaii.
  - Design and construction management services for two Times Square hotels in New York, New York.

 During Q2 2015 we brought into operation a total of 2 additional systems:  The fourth and fifth CHP systems installed as part of our contract with Topland Group for seven systems – 81 kW unit at Menzies Bournemouth and 164kW unit at Menzies Welcombe Hotel, Golf Course & Spa, Stratford upon Avon.  The total number of systems now under contract is 139, totaling 10,005kW and 4,855 tons of cooling.  In total we currently operate 119 systems totaling 8,096kW of installed capacity with a total contract value of $258.4 million. American DG Energy will hold its earnings conference call today, August 12, 2015 at 11:00 a.m. Eastern Time. To listen, call (866) 364-3819 within the U.S., (855) 669-9657 from Canada, or (412) 902-4209 from other international locations. Participants should reference American DG Energy to access the call. Please begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on the Company website at www.americandg.com in the “Investors” section under "News Releases.” The earnings conference call will be recorded and available for playback one hour after the end of the call through Thursday, August 20, 2015. To listen to the playback, call (877) 344-7529 within the U.S., (855) 669-9658 from Canada, or (412) 317-0088 outside the U.S. and use Conference Number 10070265. The earnings conference call will also be webcast live. To register for and listen to the webcast, go to http://investors.americandg.com/webcast. Following the call, the webcast will be archived for 30 days. About American DG Energy American DG Energy supplies low-cost energy to its customers through distributed power generating systems. We are committed to providing institutional, commercial and small industrial facilities with clean, reliable power, cooling, heat and hot water at lower costs than charged by local utilities - without any capital or start-up costs to the energy user - through our On-Site Utility™ energy solutions. American DG Energy is headquartered in Waltham, Massachusetts. Learn more about how American DG Energy reduces energy costs at www.americandg.com or follow us on Facebook and Twitter. # # # FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements, as disclosed on the Company's website and in Securities and Exchange Commission filings. This press release does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party and is meant purely for informational purposes. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited) Jun 30, 2015 Dec 31, 2014 ASSETS Current assets: Cash and cash equivalents $ 8,172,481 $ 11,825,915 Accounts receivable, net 1,062,153 1,140,811 Unbilled revenue 14,810 12,533 Due from related party 42,266 39,682 Inventory finished goods 1,060,512 1,153,927 Prepaid and other current assets 537,462 852,069 Total current assets 10,889,684 15,024,937 Property, plant and equipment, net 25,704,362 24,885,155 Accounts receivable, long-term - 3,600 Other assets, long-term 72,418 92,148 TOTAL ASSETS $ 36,666,464 $ 40,005,840 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 551,280 $ 605,530 Accrued expenses and other current liabilities 492,446 485,570 Due to related party 1,003,750 630,805 Notes payable to related party 2,000,000 - Total current liabilities 4,047,476 1,721,905 Long-term liabilities: Convertible debentures 1,615,354 1,645,444 Convertible debt due to related parties 16,435,471 15,864,215 Warrant liability - 6,780 Note payable related party - 3,000,000 Other long-term liabilities - 2,227 Total liabilities 22,098,301 22,240,571 Commitments and contingencies Stockholders’ Equity: American DG Energy Inc. stockholders’ equity: Common Stock 50,694 52,140 Additional paid-in capital 49,667,217 49,854,998 Accumulated deficit (37,620,906) (35,232,411) Total American DG Energy Inc. stockholders’ equity 12,097,005 14,674,727 Non-controlling interest 2,471,158 3,090,542 Total Stockholders’ equity 14,568,163 17,765,269 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 36,666,464 $ 40,005,840 Reclassifications: certain prior period balances have been reclassified to conform with current period presentation.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Three Months Ended June 30, June 30, 2015 2014 Revenues Energy revenues $ 1,871,110 $ 1,752,517 Turnkey & other revenues 216,017 318,705 2,087,127 2,071,222 Cost of sales Fuel, maintenance and installation 1,367,484 1,485,589 Depreciation expense 519,858 412,313 1,887,342 1,897,902 Gross profit 199,785 173,320 Operating expenses General and administrative 645,367 775,998 Selling 308,428 247,358 Engineering 215,077 198,677 1,168,872 1,222,033 Loss from operations (969,087) (1,048,713) Other income (expense), net Interest and other income 168,167 7,364 Interest expense (317,650) (378,820) Change in fair value of warrant liability 81 57,101 (149,402) (314,355) Loss before benefit (provision) for income taxes (1,118,489) (1,363,068) Benefit (provisions) for income taxes 2,187 (2,940) Consolidated net loss (1,116,302) (1,366,008) (Loss) income attributable to the non-controlling interest (59,759) 89,856 Net loss attributable to American DG Energy Inc. $ (1,176,061) $ (1,276,152) Loss per share $ (0.02) $ (0.03) Weighted average shares outstanding - basic and diluted 50,655,021 49,923,697 Non-GAAP financial disclosure Loss from operations $ (969,087) $ (1,048,713) Depreciation & other non-cash expense 532,672 428,859 Stock based compensation 130,430 69,849 Adjusted EBITDA (305,985) (550,005) Grants, tax rebates and incentives 668,859 - Total EBITDA cash inflows (outflows) * $ 362,874 $ (550,005) * EBITDA (cash outflows), for the second quarter of 2015, were ($149,572) for American DG Energy in North America and this was more than fully offset by cash inflows of $512,446 for EuroSite Power.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Six Months Ended June 30, June 30, 2015 2014 Revenues Energy revenues $ 4,261,457 $ 4,148,798 Turnkey & other revenues 333,410 450,224 4,594,867 4,599,022 Cost of sales Fuel, maintenance and installation 3,095,137 3,193,235 Depreciation expense 1,028,315 893,877 4,123,452 4,087,112 Gross profit 471,415 511,910 Operating expenses General and administrative 1,506,429 1,549,958 Selling 649,121 508,474 Engineering 385,447 462,448 2,540,997 2,520,880 Loss from operations (2,069,582) (2,008,970) Other income (expense) Interest and other income 186,433 22,348 Interest expense (630,106) (733,323) Loss on extinguishment of debt - (533,177) Change in fair value of warrant liability 6,479 (9,012) (437,194) (1,253,164) Loss before provision for income taxes (2,506,776) (3,262,134) Provisions for income taxes (5,168) (9,880) Consolidated net loss (2,511,944) (3,272,014) Loss attributable to the non-controlling interest 123,449 330,506 Net loss attributable to American DG Energy Inc. $ (2,388,495) $ (2,941,508) Loss per share $ (0.05) $ (0.06) Weighted average shares outstanding - basic and diluted 50,695,201 49,871,101 Non-GAAP financial disclosure Loss from operations $ (2,069,582) $ (2,008,970) Depreciation & other non-cash expense 1,052,173 940,840 Stock based compensation 280,889 208,477 Adjusted EBITDA (736,520) (859,653) Grants, tax rebates and incentives 668,859 - Total EBITDA cash outflows * $ (67,661) $ (859,653) * EBITDA (cash outflows), for the first six months of 2015, were ($281,140) for American DG Energy in North America and inflows of $213,479 for EuroSite Power.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) Six Months Ended June 30, June 30, 2015 2014 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss $ (2,388,495) $ (2,941,508) Loss attributable to non-controlling interest (123,449) (330,506) Adjustments to reconcile net loss to net cash provided by (used in) operating activities: Depreciation and amortization 1,052,173 940,840 Gain attributable to distribution of nonmonetary assets to non-controlling interest (157,870) - Loss on extinguishment of debt - 533,177 Amortization of deferred financing costs 11,637 (7,427) Amortization of convertible debt premium (48,144) 15,472 Increase (decrease) in fair value of warrant liability (6,479) 9,012 Noncash interest expense 582,348 624,368 Stock-based compensation 280,889 208,478 Changes in operating assets and liabilities (Increase) decrease in: Accounts receivable and unbilled revenue 79,981 (90,437) Due from related party (2,485) 274,965 Inventory 93,415 570,436 Prepaid and other current assets 322,700 (275,465) Increase (decrease) in: Accounts payable (54,250) (230,668) Accrued expenses and other current liabilities 13,537 140,281 Due to related party 372,945 (27,373) Other long-term liabilities (2,227) (6,804) Net cash provided by (used) in operating activities 26,226 (593,159) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (2,295,568) (2,664,953) Partial purchase of non-controlling interest (100,000) - Net cash used in investing activities (2,395,568) (2,664,953) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of convertible debentures - 1,450,000 Share repurchases (148,510) - Repayment of note payable to related party (1,000,000) - Distributions to non-controlling interest (135,582) (148,625) Net cash (used in) provided by financing activities (1,284,092) 1,301,375 Net decrease in cash and cash equivalents (3,653,434) (1,956,737) Cash and cash equivalents, beginning of the period 11,825,915 9,804,291 Cash and cash equivalents, end of the period $ 8,172,481 $ 7,847,554